Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.2%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,062,739	215,831
Vanguard Extended Market Index Fund Admiral Shares	228,684	31,568
		247,399
International Stock Fund (24.2%)
Vanguard Total International Stock Index Fund Admiral Shares	4,759,870	165,691
U.S. Bond Fund (27.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	17,573,220	189,615
International Bond Fund (11.8%)
Vanguard Total International Bond Index Fund Admiral Shares	4,017,257	80,707
Total Investment Companies (Cost $612,159)		683,412
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.014% (Cost $—)	2	—
Total Investments (100.0%) (Cost $612,159)		683,412
Other Assets and Liabilities—Net (0.0%)		(126)
Net Assets (100%)		683,286
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2024, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2024 Market Value ($000)
Vanguard Extended Market Index Fund	33,135	446	5,239	2,384	842	275	—	31,568
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	3	—	—
Vanguard Total International Bond Index Fund	77,961	4,915	3,713	81	1,463	1,329	—	80,707
Vanguard Total International Stock Index Fund	157,839	6,825	17,170	2,916	15,281	2,533	—	165,691
Vanguard Variable Insurance Funds—Equity Index Portfolio	202,377	14,316	31,739	11,983	18,894	2,816	8,051	215,831
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	182,924	17,899	14,285	536	2,541	5,216	—	189,615
Total	654,236	44,401	72,146	17,900	39,021	12,172	8,051	683,412
1	Not applicable—purchases and sales are for temporary cash investment purposes.